Exhibit 10.1

GLOBAL AMENDMENT

This Global Amendment (this “Amendment”) is entered into as of October 17, 2022, by and among Streeterville Capital, LLC, a Utah limited liability company (“Lender”), Jaguar Health, Inc., a Delaware corporation (“Company”), and Napo Pharmaceuticals, Inc., a Delaware corporation (“Napo”, and together with Company, “Borrower”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Note (as defined below).

A. Borrower previously issued to Lender that certain Secured Promissory Note in the original principal amount of $6,220,812.50 dated January 19, 2021 (as previously amended, the “Note”) pursuant to that the certain Note Purchase Agreement among Borrower and Lender dated January 19, 2021 (the “Purchase Agreement,” and together with the Note and all documents entered into in connection therewith, the “Transaction Documents”).

B. Lender and Borrower have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to amend the Note as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2.	Amendments to Note.

(a)           Prepayment. Borrower may not prepay the Note without Lender’s prior written consent, which consent may be granted or withheld in Lender’s sole and absolute discretion.

(b)           Definition of Trial Failure. In the definition of the term “Trial Failure”, the July 1, 2022 deadline to begin the Phase 1 clinical trial for Lechlemer is hereby extended from July 1, 2022 to July 1, 2023.

3.            Amendment to Purchase Agreement. The first sentence of Section 7.1 of the Purchase Agreement is deleted in its entirety and replaced with the following:

“In the event Borrower sells a Tropical Disease Priority Review Voucher (“TDPRV”) or the program to pursue the TDPRV, Investor will be entitled to a maximum of eighteen percent (18%) and minimum of one percent (1%) of the gross proceeds received by Borrower from the sale of the TDPRV or the program to pursue the TDPRV (the “Return Bonus”).”

4.            Representations and Warranties. In order to induce Lender to enter into this Amendment, each of Company and Napo, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a)            Borrower has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Borrower hereunder.

(b)            There is no fact known to Borrower which Borrower has not disclosed to Lender on or prior to the date of this Amendment which would materially and adversely affect the understanding of Lender expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.

(c)            Except as expressly set forth in this Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Transaction Documents.

(d)            Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

5.            Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with the amendments to the Note and the Purchase Agreement granted herein.

6.            Other Terms Unchanged. The Note and the Purchase Agreement, as amended by this Amendment, remain and continue in full force and effect, constitute legal, valid, and binding obligations of each of the parties, and are in all respects agreed to, ratified, and confirmed. Any reference to the Note or Purchase Agreement after the date of this Amendment is deemed to be a reference to the Note or the Purchase Agreement as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Note or the Purchase Agreement, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Note or the Purchase Agreement, as in effect prior to the date hereof. For the avoidance of doubt, this Amendment shall be subject to the governing law, venue, and Arbitration Provisions, as set forth in the Purchase Agreement.

7.            No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Amendment, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

8.            Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.            Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

LENDER:

Streeterville Capital, LLC

By:	/s/ John M. Fife
John M. Fife, President

BORROWER:

Jaguar Health, Inc.

By:	/s/ Lisa Conte
Lisa Conte, President and CEO

Napo Pharmaceuticals, Inc.

By:	/s/ Lisa Conte
Lisa Conte, President and CEO

[Signature Page to Global Amendment]